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                                                                   EXHIBIT 23.1

                   CONSENT OF INDEPENDENT AUDITORS



    We consent to the incorporation by reference in the Registration
Statement (Form S-8)       pertaining to the 1997 Equity Incentive Plan of our
report dated February 14, 1997, with respect to the consolidated financial statements and schedules of AFC Cable Systems, Inc. included in its Annual Report (Form 10-K) for the year ended December 31, 1996, filed with the Securities and Exchange Commission.


                                        ERNST & YOUNG LLP


Providence, Rhode Island
June 2, 1997